UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2007
Date of Report (Date of earliest event reported)

MOBIVENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51855	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 3.19, 130 Shaftesbury Avenue
London, England	W1D 5EU
(Address of principal executive offices)	(Zip Code)

+44(0) 20 7031 1193
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01         Entry Into a Material Definitive Agreement

Peter Åhman, President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer

On September 3, 2007, MobiVentures Inc. (“We” or the “Company”) entered into an amendment agreement (the ‘Amendment Agreement”) with Peter Åhman, the Company’s President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer, to amend certain terms of the original consulting agreement between the Company and Mr. Åhman dated February 1, 2007 (the ‘Original Agreement”). The material terms of the Amendment Agreement include the following:

  Mr. Åhman has agreed to devote 100% of his business time, attention and energies to the business affairs of the Company as may be reasonably necessary for the provision of the consulting services, except for Mr. Åhman’s continuing work with Grant Thornton in Finland, vacation time and reasonable periods of absence due to sickness. This amendment represents an increase in the Mr. Åhman’s commitment to the Company under the Original Agreement which had provided that Mr. Åhman would devote 50% of his business time to our business affairs;

  we will pay Mr. Åhman a consultant fee equal to €73,500/year during the term of the consulting agreement divided into monthly payments payable within 5 business days of the end of each month for the prior months consulting work;

  we have agreed to grant to Mr. Åhman a total of 600,000 stock warrants of the shares in the Company’s common stock on the issue dates set forth below, with an exercise price equal to US$ 0.05 per share, which warrants will be exercisable for a term of 5 years. The full terms of the warrants are contained in a separate agreement (“Warrant Certificate Agreement”). No warrants may be exercised unless such warrants have vested in accordance with the terms of the Warrant Certificate Agreement. Notwithstanding the five year term of the warrants, all warrants will expire and cease to be exercisable on the date that is one year following the date of termination of this Agreement for any reason:

Number of Warrants	Issue Date

600,000	on the Effective Date

  Mr. Åhman shall receive a cash bonus of 100% of his then current base consultant fee upon the achievement of the Company’s annual objectives, as set by our board of directors. We may also consider Mr. Åhman for a cash bonus for each fiscal year, or part thereof that he is employed by us, in an amount to be determined at the discretion of the board;

  we will pay to Mr. Åhman, in addition to Mr. Åhman’s consulting fee, reasonable pre-approved travel, home office and phone expenses. For these purposes, Mr. Åhman’s home office will be deemed to be his base for business purposes. It is expected that whilst working in the United Kingdom, Mr. Åhman will be reimbursed for expenses incurred in traveling, overnight and subsistence costs for operating in other Company locations in the UK; and

  if we terminate the consulting agreement without cause before the term is at its end, we will pay a termination fee equal to the 12 months consulting fee to Mr. Åhman.

The foregoing summary of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. The Original Agreement was reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2007, which included a copy of the Original Agreement as Exhibit 10.3

Gary Flint, Director of Business Development

On September 3, 2007, MobiVentures Inc. (“We” or the “Company”) entered into an amendment agreement (the ‘Amendment Agreement”) with Gary Flint, the Company’s Director of Business Development, to amend certain terms of the original consulting agreement between the Company and Mr. Flint dated February 6, 2007 (the ‘Original Agreement”). The material terms of the Amendment Agreement include the following:

  Mr. Flint will act as the Company’s director of business development;

  Mr. Flint has agreed to devote 100% of his business time, attention and energies to the business affairs of the Company as may be reasonably necessary for the provision of the consulting services, except for Mr. Flint’s continuing consultancy work with non-related company, vacation time and reasonable periods of absence due to sickness. This amendment represents an increase in the Mr. Flint’s commitment to the Company under the Original Agreement which had provided that Mr. Flint would devote 50% of his business time to our business affairs;

  we will pay Mr. Flint a consultant fee equal to £50,000/year during the term of the consulting agreement divided into monthly payments payable within 5 business days of the end of each month for the prior months consulting work;

  we have agreed to grant to Mr. Flint a total of 600,000 stock warrants of the shares in the Company’s common stock on the issue dates set forth below, with an exercise price equal to US$ 0.05 per share, which warrants will be exercisable for a term of 5 years. The full terms of the warrants are contained in a separate agreement (“Warrant Certificate Agreement”). No warrants may be exercised unless such warrants have vested in accordance with the terms of the Warrant Certificate Agreement. Notwithstanding the five year term of the warrants, all warrants will expire and cease to be exercisable on the date that is one year following the date of termination of this Agreement for any reason:

Number of Warrants	Issue Date

600,000	on the Effective Date

  Mr. Flint shall receive a cash bonus of 100% of his then current base consultant fee upon the achievement of the Company’s annual objectives, as set by our board of directors. We may also consider Mr. Flint for a cash bonus for each fiscal year, or part thereof that he is employed by us, in an amount to be determined at the discretion of the board;

  we will pay to Mr. Flint, in addition to Mr. Flint’s consulting fee, reasonable pre-approved travel, home office and phone expenses. For these purposes, Mr. Flint’s home office will be deemed to be his base for business purposes. It is expected that whilst working in the United Kingdom, Mr. Flint will be reimbursed for expenses incurred in traveling, overnight and subsistence costs for operating in other Company locations in the UK; and

  if we terminate the consulting agreement without cause before the term is at its end, we will pay a termination fee equal to the 12 months consulting fee to Mr. Flint.

The foregoing summary of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K. The Original Agreement was reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2007, which included a copy of the Original Agreement as Exhibit 10.4

Nigel Nicholas, Director of Operations

On September 3, 2007, MobiVentures Inc. (“We” or the “Company”) entered into an amendment agreement (the ‘Amendment Agreement”) with Nigel Nicholas, the Company’s Director of Operations, to amend certain terms of the original consulting agreement between the Company and Mr. Nicholas dated March 9, 2007 (the ‘Original Agreement”). The material terms of the Amendment Agreement include the following:

  Mr. Nicholas will act as our director of operations;

  Mr. Nicholas has agreed to devote 100% of his business time, attention and energies to the business affairs of the Company as may be reasonably necessary for the provision of the consulting services, except for Mr. Nicholas’ continuing with his business interest as (i) a non executive director of Evolution Mobile Platform (EMP); (ii) the financial director of Airborne Networks Limited; and (iii) a shareholding of 30% in Mobirent, vacation time and reasonable periods of absence due to sickness. This amendment represents an increase in the Mr. Nicholas’ commitment to the Company under the Original Agreement which had provided that Mr. Nicholas would devote 4 days per month of his business time to our business affairs;

  we will pay Mr. Nicholas a consultant fee equal to £50,000/year during the term of the consulting agreement divided into monthly payments payable within 5 business days of the end of each month for the prior months consulting work. In addition, we will pay Mr. Nicholas a one time non refundable retainer of £7,530;

  we have agreed to grant to Mr. Nicholas a total of 600,000 stock warrants of the shares in the Company’s common stock on the issue dates set forth below, with an exercise price equal to US$ 0.05 per share, which warrants will be exercisable for a term of 5 years. The full terms of the warrants are contained in a separate agreement (“Warrant Certificate Agreement”). No warrants may be exercised unless such warrants have vested in accordance with the terms of the Warrant Certificate Agreement. The terms will state that the warrants will vest immediately on signing this agreement amendment. Notwithstanding the five year term of the warrants, all warrants will expire and cease to be exercisable on the date that is one year following the date of termination of this Agreement for any reason:

Number of Warrants	Issue Date

600,000	on the Effective Date
  the agreement to pay Mr. Nicholas a success fee in certain circumstances under Sections 5.1(b) and (e) of the Original Agreement has been removed;

  the agreement to issue shares and options to Mr. Nicholas in accordance with Sections 5.1(c) and (d) of the Original Agreement have been superseded;

  Mr. Nicholas shall receive a cash bonus of 100% of his then current base consultant fee upon the achievement of the Company’s annual objectives, as set by our board of directors. We may also consider Mr. Nicholas for a cash bonus for each fiscal year, or part thereof that he is employed by us, in an amount to be determined at the discretion of the board;

  we will pay to Mr. Nicholas, in addition to Mr. Nicholas’ consulting fee, reasonable pre- approved travel, home office and phone expenses. For these purposes, Mr. Nicholas’ home office will be deemed to be his base for business purposes. It is expected that whilst working in the United Kingdom, Mr. Nicholas will be reimbursed for expenses incurred in traveling, overnight and subsistence costs for operating in other Company locations in the UK; and

  if we terminate the consulting agreement without cause before the term is at its end, we will pay a termination fee equal to the 12 months consulting fee to Mr. Nicholas.

The foregoing summary of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K. The Original Agreement was reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2007, which included a copy of the Original Agreement as Exhibit 16.1.

A form of the Warrant Certificate Agreement to be entered into by the Company with each of Peter Åhman, Gary Flint and Nigel Nicholas is attached as Exhibit 10.4 to this Current Report on Form 8-K.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Compensatory Arrangements of Certain Officers

We have entered into amendment agreements to our compensation agreements with each of the following officers of the Company, as described above in Item 1.01 of this Current Report on Form 8-K:

  Peter Åhman, our president, chief executive officer, secretary, treasurer and chief financial officer;

  Gary Flint, our director of business development; and

  Nigel Nicholas, our director of operations.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro forma Financial Information.

Not applicable.

(c)          Shell Company Transaction.

Not applicable.

(d)          Exhibits.

Exhibit	Description

10.1	Amendment to the Consulting Agreement between the Company and Peter Åhman dated September 3, 2007.

10.2	Amendment to the Consulting Agreement between the Company and Gary Flint dated September 3, 2007.

10.3	Amendment to the Consulting Agreement between the Company and Nigel Nicholas dated September 3, 2007.

10.4	Form of Warrant Certificate Agreement

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVENTURES INC.

DATE: September 7, 2007	By:	/s/ Peter Åhman
Peter Åhman
President and Chief Executive Officer